UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2006


                               LECROY CORPORATION
           ___________________________________________________________
             (Exact name of registrant as specified in its charter)


         Delaware                       0-26634                13-2507777
----------------------------          ------------         ------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)         Identification No.)


     700 Chestnut Ridge Road
      Chestnut Ridge, New York                             10977
----------------------------------------                  --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 19, 2006, LeCroy Corporation issued a press release announcing its results of operations for the three months ended October 1, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Mr. Scott Kantor has resigned as Vice President, Chief Financial Officer, of LeCroy Corporation (the "Company"), effective
    November 11, 2005.

(c) The Company has appointed Sean O'Connor to replace Scott Kantor as its Chief Financial Officer of the Company, effective November 11, 2005.



Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

    (c) Exhibits

    Exhibit No.       Description
    -----------       --------------
     99.1             Press release dated October 19, 2005 with respect
                      to LeCroy Corporation's results of operations for the three months ended September 30, 2005.

     99.2 Press release dated October 19, 2005 announcing the appointment of Sean O'Connor as its new chief financial officer, effective November 11, 2005. Scott Kantor is resigning effective November 11, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LECROY CORPORATION,
                                        a Delaware corporation



Date:    October 19, 2005               By:    /s/ Scott D. Kantor
-------------------------                      ------------------------
                                               Scott D. Kantor
                                               Vice President, Finance, Chief
                                               Financial Officer, Secretary and
                                               Treasurer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------  --------------------------------------------------------

  99.1 Press release dated October 19, 2005 with respect to LeCroy Corporation's results of operations for the three months ended September 30, 2005.

  99.2 Press release dated October 19, 2005 announcing the appointment of Sean O'Connor as chief financial officer, effective
             November 11, 2005.